Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 1 INVESTOR HANDOUT SEPTEMBER 2022 NASDAQ: CINF This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. The forward-looking information in this presentation has been publicly disclosed, most recently on July 27, 2022, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors.

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 2 STRATEGY OVERVIEW • Competitive advantages: • Relationships leading to agents’ best accounts • Financial strength for stability and confidence • Local decision making and claims excellence • Other distinguishing factors: • 61 years of shareholder dividend increases • Common stocks are approximately 42% of investment portfolio • 33 years of favorable reserve development CUMULATIVE TOTAL RETURN* $102 $109 $151 $130 $173 $155 $122 $116 $153 $181 $233 $201 $120 $116 $144 $151 $178 $188 2017 2018 2019 2020 2021 YTD 8-26-22 Cincinnati Financial Corporation S&P 500 Index S&P Composite 1500 Property & Casualty Insurance Index * $100 invested on December 31, 2016, in CINF stock or indexes shown, including reinvestment of dividends. Periods shown represent each respective fiscal year ending December 31.

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 3 LONG-TERM VALUE CREATION • Targeting average Value Creation Ratio of 10% to 13% over the next five-year period • Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value • VCR for 2017 through 2021 averaged 18.7% • Three performance drivers: • Premium growth above industry average • Combined ratio consistently within the range of 95% to 100% • Investment contribution • Investment income growth • Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index INCREASE VALUE FOR SHAREHOLDERS MEASURED BY VALUE CREATION RATIO -20% -10% 0% 10% 20% 30% 40% -10% -5% 0% 5% 10% 15% 20% 25% 30% 2017 2018 2019 2020 2021 VCR - Investment Income & Other VCR - P&C Underwriting VCR - Bond Portfolio Gains VCR - Equity Portfolio Gains Total Shareholder Return (TSR) Actual VCR: 22.9% (0.1)% 30.5% 14.7% 25.7% Target for the next five-year period: Annual VCR averaging 10% to 13% Investment Income & Other in 2017 includes 7.0% benefit from tax reform Va lu e Cr ea tio n Ra tio To ta l S ha re ho ld er R et ur n

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 4 PERFORMANCE TARGETS & TRENDS • Negative 17.2% VCR for YTD 6-30-22 was below target: 10% to 13% annual average over the next five-year period • Negative 19.9% contribution from non-operating items, including 11.2% from a reduction of net gains from the equity security portfolio and 8.2% from the fixed-maturity security portfolio • Related performance drivers at YTD 6-30-22 compared with long-term targets: • 13% growth in P&C net written premiums vs. 6% full-year 2022 projection for the industry • 96.7% combined ratio, within the 95% to 100% long-term target range • 9% investment income growth exceeded 3.7% five-year CAGR as of year-end 2021 • Profitable growth from underwriting operations drove operating cash flow • $755 million in net cash flow from operating activities YTD 6-30-22 PANDEMIC FINANCIAL EFFECTS, NOT MATERIAL SINCE 2020 • Premiums: Growth slowed for several quarters; minimal effect by mid-2021 • Insured exposure levels were reduced for some lines of business due to economic effects • Growth for net written premiums slowed from 10% growth for 1Q20 and full-year 2019 • Loss and expenses: $85 million full-year 2020 that were pandemic-related • $31 million for business interruption claims (Cincinnati Re or Cincinnati Global) • $30 million legal expenses • $8 million for credit losses-uncollectible premiums • $16 million personal auto policyholder credit • Regarding business interruption claims through July 2022, the vast majority of trial and appellate courts across the country and all of the state supreme courts that have considered the issue so far have concluded that business interruption losses arising out of the pandemic are not covered by commercial property policies

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 5 SECOND-QUARTER 2022 HIGHLIGHTS • EPS of negative $5.06 per share vs. positive $4.31 per share in 2Q21 • Non-GAAP operating income decreased 64% to $104 million • $8.19 of the $9.37 EPS decrease vs. 2Q21 was from the change in the fair value of equity securities still held • Investment income rose 11% • Dividend income was up 20%, interest income was up 6% • Property casualty net written premiums grew 15% • Higher average renewal pricing: commercial lines up mid-single-digit percentage rate, personal lines up low-single-digit percentage rate and E&S up high-single-digit percentage rate • Combined ratio of 103.2%, 17.7 points higher than 2Q21 • 2Q22 increase included an increase of 8.5 points from catastrophe losses in addition to elevated inflation effects STRATEGIES FOR LONG-TERM SUCCESS • Financial strength for consistent support to agencies • Diversified fixed-maturity portfolio, laddered maturity structure • No corporate exposure exceeded 0.9% of total bond portfolio at 6-30-22, no municipal exposure exceeded 0.2% • 42.4% of investment portfolio in common stocks to grow book value • No single security exceeded 7.3% of publicly traded common stock portfolio • Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates • Low reliance on debt, with 7.3% debt-to-total-capital at 6-30-22 • Nonconvertible, noncallable debentures due in 2028 and 2034 • Capacity for growth with premiums-to-surplus at 1.1-to-1 • Operating structure reflects agency-centered model • Field focus – staffed for local decision making, agency support • Superior claims service and broad insurance product offerings • Profit improvement and premium growth initiatives

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 6 MANAGE INSURANCE PROFITABILITY • Ongoing underwriting expertise enhancement • Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis • Data management for better underwriting and more granular pricing decisions • Associate specialization and augmentation aimed at lowering loss ratios • Improving efficiencies and ease of use with technology • Streamlines processing for agencies and the company • Helps optimize personalized service • Investing for the future • To improve profitability with rate adequacy and risk selection/loss control initiatives • To diversify risk by expanding operations into new geographies and product areas • Strategic investments with modest short-term effects on expense ratios • 17% increase in field associates since the end of 2016, supporting healthy premium growth DRIVE PREMIUM GROWTH • New agency appointments bring potential for growth over time • 214 appointed in 2021, including 59 for personal lines only, writing an estimated $8 billion in aggregate of annual property casualty premiums from all carriers they represent • 104 appointed YTD 6-30-22 marketing most or all lines, 37 personal lines only • Expanding marketing and service capabilities • Enhanced marketing, products and services for high net worth (HNW) clients of our agencies • $663 million in full-year 2021 HNW net written premiums, up 28% from 2020 • $435 million in YTD 6-30-22 HNW net written premiums, up 40% from YTD 6-30-21 • Increased opportunities for agencies to cross-serve their clients to meet insurance needs • Expansion of reinsurance assumed through Cincinnati Re® to further deploy capital, diversify risk • Cincinnati Global Underwriting Ltd.SM acquisition expected to produce profitable premium growth over time • 13% growth in YTD 6-30-22 P&C net written premiums • Commercial lines 9%, personal lines 14%, E&S 21%, Cincinnati Re 30%, Cincinnati Global 36% • Higher average renewal pricing: commercial lines up mid-single-digit percentage rate, personal lines up low- single-digit percentage rate and E&S up high-single-digit • Term life insurance earned premiums up 7%

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 7 SELECT GROUP OF AGENCIES IN 46 STATES P&C Market Share: 1,948 agency relationships with 2,786 locations Our Commercial Top Five = 37% Ohio, Illinois, Pennsylvania, North Carolina, Indiana Our Personal Top Five = 45% Ohio, Georgia, New York, Illinois, North Carolina 1% and higher Less than 1% Inactive states Headquarters (as of June 30, 2022) Market Share Top Five Ohio: 4.4% Montana: 2.7% Vermont: 2.3% Kentucky: 2.2% Indiana: 2.2% Based on 2021 data excluding A&H, Flood and Crop PREMIUM GROWTH POTENTIAL STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES 0.3% 1.9% 4.3% 11.6% 1 year or less 2-5 years 6-10 years 10 years or more ► Cincinnati’s share of $113 billion total* premiums (including approximately $5 billion E&S) produced by currently appointed agencies is approximately 5%. Market share per agency reporting location by year appointed Based on 2020 standard market P&C agency written premiums (Excludes excess and surplus lines) ► New appointments also drive premium growth opportunity ─ Agency relationship net count increased by 48% since the end of 2011 ─ Agencies appointed during 2017-21 produce $44 billion total* of standard lines business * Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 8 MARKET FOR 75% OF AGENCY’S TYPICAL RISKS 2021 NET EARNED PREMIUMS E&S Lines 6% Commercial Lines 56% Personal Lines 24% Other 9% Life 5% Consolidated $6.482 Billion Commercial Property 17% Commercial Casualty 21% Commercial Auto 13% Workers' Compensation 4% Other Commercial 5% Excess & Surplus 6% Cincinnati Re 6% Cincinnati Global 3% Homeowner 12% Personal Auto 10% Other Personal 3% Approximately 20% of commercial premiums = policies with average annual premiums <$10,000 & 30% >$100,000; 83% HO accounts include auto Property Casualty $6.184 Billion CINCINNATI FINANCIAL AT A GLANCE • Top 25 U.S. P&C insurer • A.M. Best rating: A+ Superior • $6.5 billion 2021 premiums: 56% Commercial 24% Personal 6% Excess & Surplus 5% Life 6% Cincinnati Re 3% Cincinnati Global • Agency-centered business model is time-tested • Agency relationships strengthened over time by in-person approach • Local decision-making operating structure is difficult to replicate • Centralized organization versus branch office structure contributes to low expense ratio • 61 consecutive years of shareholder dividend increases • Only seven U.S. public companies can match this record • 10% increase from YTD 6-30-22 ordinary cash dividends declared • Yield is attractive, 2.7% in late-August 2022

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 9 SUSTAINABILITY EFFORTS TO CREATE LONG-TERM VALUE ENVIRONMENTAL, SOCIAL AND GOVERNANCE CONSIDERATIONS ARE IMPORTANT • We aim to create a sustainable enterprise that delivers long-term value for our stakeholders, including shareholders, associates, independent insurance agents, policyholders and communities. It is our responsibility to be a steady, fair and responsible employer, insurance carrier and corporate citizen. • We are committed to the development and financial wellness of our workforce, to managing climate risk and to ethical governance and operations. Several key items are listed below. • Providing equal opportunity for all associates, helping them to meet their goals – Competitive pay, 401(k) program with generous company match, stock ownership opportunities – Adjusted gender pay gap of 1.0%, adjusted ethnic minority pay gap of 1.9% (in favor of ethnic minorities) • Responding to climate risk: Eco-friendly operations and reducing energy emissions – Company fleet fuel efficiency up 16% (since 2010), headquarters electric consumption down 17% (since 2015) – Doing green business, such as repairing insured buildings to qualify for green certification • Governing with integrity and operating with purpose – Board of directors with diverse experience, 77% are independent, 31% are women – Formal Ethical Business Practices Plan helps ensure associates understand high ethical standards – Formal risk management programs include efforts to keep systems and data secure You can find more information about our sustainability efforts and related Environmental, Social and Governance (ESG) disclosures at cinfin.com/sustainability. Income, Dividend & Cash Flow Trends Reserve Adequacy & Prior Accident Year Development Pricing Precision, Premium Growth & Profit Trends Investment Portfolio Management & Performance Reinsurance Ceded Program & Additional Agency Statistics Financial Strength Ratings & Valuation Comparison to Peers Appendix

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 10 INCOME AND SHAREHOLDER DIVIDENDS -$7.00 -$5.00 -$3.00 -$1.00 $1.00 $3.00 $5.00 $7.00 $9.00 $11.00 $13.00 $15.00 $17.00 2017 2018 2019 2020 2021 6 mos 21 6 mos 22 Non-GAAP Operating Income Net Income Ordinary dividends declared 2017 net income included $2.98 benefit from net deferred income tax liability revaluation due to U.S. tax reform Per share basis 2019 net income included $7.90 net investment gain while 2018 included $1.94 net investment loss STRONG OPERATING CASH FLOW CONTRIBUTED TO $280M OF YTD 6-30-22 NET PURCHASES IN INVESTMENT PORTFOLIO $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2017 2018 2019 2020 2021 6 mos 21 6 mos 22 (In millions)

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 11 CASH DIVIDEND PAYOUT RATIO STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS 0% 20% 40% 60% 80% 100% 120% 2012 2013 2014 2015 2016 2017** 2018 2019 2020 2021 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income 51% average payout for 2012 through 2021 (net income basis) ** 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 12 PROPERTY CASUALTY RESERVES FAVORABLE DEVELOPMENT FOR 33 CONSECUTIVE YEARS $5,032 $5,408 $5,746 $6,400 $6,902 2017 2018 2019 2020 2021 Reserve range at 12-31-21 Low end $6,446 High end $7,014 Carried at 80th percentile (In millions) Values shown are carried loss and loss expense reserves net of reinsurance Vertical bar represents reasonably likely range Calendar year development (Favorable) ($119) ($167) ($248) ($131) ($428) GREATER PRICING PRECISION IMPROVING PROFIT MARGINS 75% 77% 79% 81% 83% 85% 87% 89% 0% 4% 8% 12% Most adequately priced Near (+ or -) price adequacy Least adequately priced Policy retention Po lic y r et en tio n Av er ag e re ne w al p ric e ch an ge Commercial auto 2021 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 13 COMMERCIAL CASUALTY RATIOS – ACTUAL PAID AT 48 MONTHS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-21 51.8% 45.0% 49.7% 49.9% 51.2% 51.8% 54.7% 55.1% 54.0% 56.2% 49.9% 41.5% 44.9% 42.0% 41.3% 36.6% 32.1% 23.5% 8.8% 2.4% 30.3% 27.1% 30.6% 28.4% 31.5% 29.9% 32.1% 22.1% 18.6% 18.3% 19.8% 21.7% 21.8% 23.5% 23.5% 11.5% 10.5% 10.3% 10.7% 12.0% 11.4% 13.8% 12.2% 8.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 2012 2013 2014 2015 2016 2017 2018 '19@36mo '20@24mo '21@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo AY15 paid ratio at 48 months returned to more typical level, reversing upward direction of AY14 at 48 months Higher umbrella paid losses drove the AY16 increase in the paid ratio at 48 months, but AY17 reversed that upward direction Higher umbrella paid losses contributed to the AY18 increase in the paid ratio at 48 months Li ne s = R at io fo r P ai d at V ar io us M ea su re m en t P oi nt s Ba rs = E st im at ed U lti m at e Lo ss & A LA E R at io to E ar ne d Pr em iu m s COMMERCIAL CASUALTY RATIOS – RISING PAID RATIO FOR ACCIDENT YEAR 2014 INFLUENCED PRUDENT RESERVING LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-17 48.0% 49.6% 49.5% 51.5% 52.7% 48.2% 50.7% 52.4% 54.7% 56.9% 44.3% 46.1% 45.3% 44.3% 43.0% 33.4% 30.6% 19.8% 12.0% 4.5% 27.8% 29.9% 29.3% 31.9% 30.2% 27.1% 30.6% 20.7% 21.2% 22.9% 21.0% 22.2% 18.6% 18.3% 19.8% 12.2% 10.5% 13.3% 13.1% 11.5% 10.5% 10.3% 10.7% 12.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 2008 2009 2010 2011 2012 2013 2014 '15@36 mo '16@24mo '17@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo AY14 paid ratio increase of 3.5 points (vs. AY13) at 48 months, but is 0.5 points lower than 31.1 average for AY11 & AY12 Estimated ultimate “picks” for more recent years currently assume paid will continue to rise AY09 at 48 months higher than AY08, but AY10 was lower than AY09 Li ne s = R at io fo r P ai d at V ar io us M ea su re m en t P oi nt s Ba rs = E st im at ed U lti m at e Lo ss & A LA E R at io to E ar ne d Pr em iu m s

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 14 PREMIUM GROWTH VS. INDUSTRY 7.2% 5-YEAR CAGR EXCEEDED INDUSTRY’S 5.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2017 2018 2019 2020 2021 Cincinnati Estimated industry excluding mortgage and financial guaranty (A.M. Best) Property casualty net written premium growth 2018 industry increase primarily due to U.S. tax reform as companies changed ceding arrangements with offshore affiliates OUTPERFORMING THE INDUSTRY FIVE-YEAR AVERAGE COMBINED RATIO 6.5 POINTS BETTER 75% 80% 85% 90% 95% 100% 105% 2017 2018 2019 2020 2021 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Cincinnati’s historical catastrophe loss annual averages as of 12-31-21: 5-year = 8.2%, 10-year = 7.3% Statutory combined ratio Industry data excludes mortgage and financial guaranty

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 15 INVESTMENT INCOME 9% GROWTH 1H22: DIVIDENDS UP 16%, INTEREST UP 5% (PRETAX) $500 $525 $550 $575 $600 $625 $650 $675 $700 $725 2017 2018 2019 2020 2021 (In millions) Pretax bond yield: 4.42% 4.25% 4.10% 4.06% 4.05% (Bonds at amortized cost) Pretax book yield for bonds acquired: 3.47% in 2021, 4.23% for YTD 6-30-22, 4.75% in 2Q22 Pretax book yield as of 12-31-21 for bonds maturing in 2022=3.65%, 2023=3.78%, 2024=4.27% Portion of bond portfolio maturing: 5.4% in 2022, 6.1% in 2023, 7.6% in 2024, 16.0% in 2025-26 INVESTMENT PORTFOLIO INVEST FOR INCOME AND APPRECIATION Taxable Fixed Maturities $8.114 Tax-Exempt Fixed Maturities $3.819 Common Equities $9.092 Preferred Equities $0.418 Investment leverage: 206% at June 30, 2022 Bond portfolio fair value exceeds insurance reserves liability by 11% $21.4 billion fair value at June 30, 2022 (in billions)

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 16 DIVERSIFIED EQUITY PORTFOLIO* BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL Portfolio Highlights at 6-30-22 • Apple is largest holding • 7.3% of publicly traded common stock portfolio • 3.1% of total investment portfolio • Next four largest holdings, totaling 17.2% of publicly traded common stock portfolio: Microsoft, UnitedHealth, AbbVie and Accenture • 16% increase in YTD 6-30-22 dividend income • Appreciated value from cost totaled $5.3 billion (pretax) • Annual portfolio returns: (2021 & 2020) 29.6% & 14.7% [S&P 500: 28.7% & 18.4%] * Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP’s, one private equity) June 30, 2022 Sector CFC S&P 500 Weightings Information technology 27.6% 26.8% Healthcare 15.4 15.2 Financial 13.3 10.8 Industrials 10.9 7.8 Consumer staples 8.4 7.0 Consumer discretionary 7.6 10.5 Energy 5.0 4.4 Materials 4.4 2.6 Utilities 3.1 3.1 Real estate 2.7 2.9 Telecomm services 1.6 8.9 BOND PORTFOLIO RISK PROFILE $11.933 BILLION AT JUNE 30, 2022 • Credit risk – A3/A average rating • 79.6% are rated investment grade, 4.8% are noninvestment grade, 15.6% are unrated • Interest rate risk • 5.1 years effective duration, 7.6 years weighted average maturity • Generally laddered maturity structure • 19% of year-end 2021 portfolio matures by the end of 2024, 35% by 2026, 63% by 2031 • With 42.4% of the investment portfolio invested in common stocks at 6-30-22, we estimated shareholders’ equity would decline 4.6% if interest rates were to rise by 100 basis points • Bond portfolio is well-diversified • Largest issuer (corporate bond) = 0.8% of total bond portfolio • Municipal bond portfolio, well-diversified with approximately 1,700 issuers • $3.819 billion with an average rating of Aa2/AA by Moody’s and S&P Global

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 17 SOLID REINSURANCE CEDED PROGRAM BALANCES COSTS WITH SHAREHOLDERS’ EQUITY PROTECTION Major Treaties (Estimated 2022 ceded premiums) Coverage & Retention Summary (As of January 1, 2022) Property catastrophe ($47 million) • Treaty has one reinstatement provision • Cincinnati Re has separate catastrophe excess of loss coverage • $48 million total available aggregate limit in excess of $80 million per loss • Cincinnati Global has separate treaties for reinsurance For a single event: • Retain 100% of first $100 million in losses • Retention varies between $100-$900 million • Max exposure for $900M event = $299 million • PML – combined including Cincinnati Re & Cincinnati Global 1-in-100 year event = 3.3% 1-in-250 year = 4.6% (% of shareholders’ equity at 12-31-21) Property per risk & $50 million property excess treaties ($45 million) For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-100 million • Facultative reinsurance for >$100 million Casualty per occurrence ($15 million) For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million Casualty excess treaties ($3 million for two treaties combined) Workers’ comp, extra-contractual & clash coverage: • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty) Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re, TransRe and Lloyd’s of London ADDITIONAL AGENCY STATISTICS • 36% of 2,721 year-end 2021 reporting locations include: • 17% private equity, 13% national brokers, 6% banks • Percentages have approximately doubled in five years • 2021 contribution to new business written premiums (standard lines market) • 21% private equity-owned agencies 16% national brokers • 6% bank-owned 57% privately-owned or regional/cluster agencies • 5.5% for largest contributor, among the largest are: • Acrisure, A.J. Gallagher, Assured Partners, BroadStreet Partners, Brown & Brown, HUB, Lockton, MMA, Truist, USI • 147 locations acquired during 2021, including: • 53 by a regional or national broker, 50 by a private equity firm, 21 by another Cincinnati agency, 21 by a non-Cincinnati agency, 2 by a bank

Copyright © 2022 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 18 FINANCIAL STRENGTH RATINGS COMPARISON A.M. Best Fitch Moody's S&P Cincinnati A+ A+ A1 A+ Auto Owners A++ - - - Travelers A++ AA Aa2 AA Acuity A+ - - A+ Allied A+ - A1 A+ Fireman's Fund A+ - - AA Harleysville A+ - A1 A+ Hartford A+ - A1 A+ Selective A+ A+ A2 A Central Mutual A - - - CNA A A+ A2 A+ EMC A - - - Frankenmuth A - - - General Casualty A A+ - A+ Hanover A - A2 A Liberty Mutual A - A2 A Safeco A - A2 A State Auto A - - - United Fire Group A - - - West Bend A - - - Westfield A - - - Zurich A - A2 A Source: S&P Global Market Intelligence as of July 14, 2022. Ratings are under continuous review and subject to change and/or affirmation. VALUATION COMPARISON TO PEERS 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2.2 2.4 2.6 2.8 Ratio of closing price on 08-24-22 to latest reported tangible book value